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                                                                   EXHIBIT 10.25

                   LENDER WAIVER, CONSENT AND FOURTH AMENDMENT

         THIS LENDER WAIVER, CONSENT AND FOURTH AMENDMENT, dated as of November 7, 2000 (this "AGREEMENT") is between CTN MEDIA GROUP, INC., a Delaware corporation f/k/a College Television Network, Inc. (the "BORROWER"), and LASALLE BANK NATIONAL ASSOCIATION ("LENDER").

                              W I T N E S S E T H:

         The Borrower and Lender are parties to that certain Credit. Agreement dated as of July 26, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 1999, and by that certain Second Amendment to Credit Agreement dated as of October 15, 1999 and as further amended by that certain Third Amendment to Credit Agreement dated as of June 5, 2000 (as so amended and from time to time hereafter amended, restated, supplemented and in effect, the "CREDIT AGREEMENT"; capitalized terms not otherwise defined herein shall have the definition provided therefor in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement.

         An Event of Default occurred as a result of Borrower's failure to meet the EBITDA level pursuant to Section 10. 6. 1 of the Credit Agreement for the measurement period ending September 30, 2000 (the "EXISTING EVENT OF DEFAULT").

         On or about July 20, 2000, the Borrower issued 133,333 shares of its Series A Preferred Stock to UC Holdings for cash consideration of $2,000,000 and on or about August 30, 2000, the Borrower issued an additional 66,666 shares of its Series A Preferred Stock to UC Holdings for cash consideration of $1,000,000 (collectively, the "EQUITY ISSUANCE PROCEEDS"), which proceeds Borrower desires to retain and use for working capital purposes. Section 6.2.2 of the Credit Agreement provides that Borrower shall prepay the Loans in the amount of the Net Proceeds of any issuance of equity securities.

         Concurrently herewith MPM is entering into a certain Amendment No. 1 of even date herewith (the "CIBC LOAN AMENDMENT") whereby, INTER ALIA, CIBC reduced the amount of its term loan to $13,000,000 from $15,000,000 and increased the revolving loan commitment to $5,000,000 from $2,000,000. MPM desires to make and: Borrower desires to receive, on or about the date hereof, a dividend distribution in the amount of $4,500,000 to be used by Borrower solely for working capital purposes and capital expenditures and an additional dividend distribution of $500,000 on or before January 31, 2001 to be used by Borrower solely for working capital purposes and capital expenditures (such dividend distributions being referred to collectively as the "MPM DISTRIBUTIONS"), in each case utilizing loan proceeds from the CIBC Loan. Section 10. 10 of the Credit Agreement restricts the ability of MPM to make distributions to Borrower.

         Borrower and CIBC have each requested that the CIBC Guaranty be amended and restated in connection with the execution and delivery by MPM of the CIBC Loan Amendment (the "CTN GUARANTY AMENDMENT").

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         Borrower and UC Holdings have requested Lender's waiver of the Existing
Event of Default and its consent to the foregoing transactions and the waiver by Lender of the provisions of the Credit Agreement to the extent applicable, and necessary, to permit the same.

         NOW, THEREFORE, in consideration of the foregoing premises (which are incorporated herein by this reference thereto), to induce Lender to grant its consent and waivers with respect to the transactions described above, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1 . CONSENT AND WAIVER. Effective upon satisfaction of the conditions precedent set forth in Section 5 below, and in reliance upon the representations and warranties of the Borrower set forth in the Credit Agreement and in this Agreement, Lender hereby consents to (i) the CIBC Loan Amendment and the transactions contemplated thereunder (including any consent required as guarantor thereof under the CIBC Guaranty) in the form previously reviewed by Lender and attached hereto as Exhibit "A," and (ii) the MPM Distributions, notwithstanding the provisions of Sections 10. 10 or 6.2.2 of the Credit Agreement to the contrary, which provisions are hereby waived to the extent, and only to the extent, the same may be construed to prohibit the foregoing transactions. Lender hereby waives the Existing Event of Default and the provisions of Section 6.2.2 requiring prepayment of the Loans in connection with Borrower's receipt of the Equity Issuance Proceeds. Lender hereby consents to the execution and delivery by Borrower of the CTN Guaranty Amendment in the form attached hereto as Exhibit "B". The foregoing are consents and one time waivers with respect to the foregoing transactions and the Existing Event of. Default only and are not intended as, nor should they be construed as being, a waiver of any other Default, Event of Default, provision of the Credit Agreement or of any other Loan Document or as constituting a course of dealing or conduct as between the parties. The consents and waivers granted hereunder shall not obligate Lender to make any other or additional consent or waiver, whether related or unrelated to any of the foregoing consents and waivers.

         2. AMENDMENT TO CREDIT AGREEMENT. Effective upon satisfaction of the conditions precedent set forth in Section 5 below, and in reliance upon the representations and warranties of the Borrower set forth in the Credit Agreement and in this Agreement, the Borrower and Lender agree that Subsection 6.2.2(ii) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting the following in lieu thereof:

          "(ii) Concurrently with the receipt by the Company or any Subsidiary of any Net Cash Proceeds from any issuance of equity securities of the Company or any Subsidiary, excluding any issuance of shares of capital stock (a) pursuant to any employee or director stock option program, benefit plan or compensation program, (b) by a Subsidiary to the Company or another Subsidiary, (c) in connection with the equity contribution required pursuant to subsection 11. 1 hereof, (d) in connection with the exercise of the Warrants, (e) by the Company to UC Holdings made either for the purpose of obtaining funds to reduce the liability of Borrower under the CIBC Guaranty (by contributing the Not Proceeds thereof to MPM in order to repay the CIBC Loan) or for purposes of investing, additional cash equity in Borrower in order to fund liabilities arising under the CIBC Guaranty as and when such liabilities occur in accordance with the terms thereof,
               (f) to UC Holdings in an amount equal to not more than

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               $28,000,000 of Net Cash Proceeds used or to be used (i) in connection with the financing of the MPM Acquisition in the amount of approximately $15,000,000, and (ii) by the Company to provide working capital for the Company and for other proper business purposes, provided further that in each case above no capital stock or equity interests are issued in connection with any of the foregoing other than preferred stock of the Company (it being understood and agreed by Lender that notwithstanding anything expressed or implied to the contrary in the provisions of Section 10.21 (a) of this Agreement to the contrary, the use of Net Cash Proceeds as set forth in this Section 6.2.2 (ii) (e) shall constitute a permitted Investment), and (g) issuances of shares of capital stock made pursuant to and in accordance with
               Section 11.2.4."

         3. REAFFIRMATION. The Borrower and each of its respective Subsidiaries (other than MPM), as guarantors, debtors, grantors, pledgors (including in connection with any, negative pledges), assignors, or in other similar capacities in which such parties guarantee the Obligations, grant liens or security interests in their properties or otherwise act as accommodation parties, as the case may be, in any case under the Loan Documents, hereby each ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, affirmative or negative under each of such existing Loan Documents to which it is a party and, to the extent such party granted liens on or security interests in any of its properties pursuant to any such existing Loan Documents as security for the Borrower's obligations under or with respect to the Credit Agreement, each hereby ratifies and reaffirms such grant of liens and security interests and confirms and agrees that such liens and security interests continue to secure all of the Obligations, in each case as if each reference in such existing Loan Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Credit Agreement and other Loan Documents as hereby amended. Each of the foregoing hereby acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. The execution of this Agreement shall not operate as a waiver of any right, power or remedy of Lender nor constitute a waiver of any provision of any of the Loan Documents, except as expressly set forth herein and shall be limited to the particular instance expressly set forth. The Borrower and each of the foregoing Persons confirm and agree that the Guaranty and the Security Agreement and each and every covenant, condition, obligation, representation (except those representations which relate only to a specific date, which are confirmed as of such date only), warranty and provision set forth therein are, and shall continue to be, in full force and effect and are hereby confirmed, reaffirmed and ratified in all respects.

         4. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Agreement, the Borrower represents and warrants to Lender that the execution, delivery and performance by such Person of this Agreement and of the CTN Guaranty Amendment are within its corporate power, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law applicable to such Person, the Certificate of Incorporation or By-laws of such Person, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon such Person; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

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         5. CONDITIONS. The effectiveness of the waivers and consents stated in the Agreement is subject to each of the following conditions precedent or concurrent:

                  (a) NO DEFAULT. No Default or Event of Default (other than the Existing Event of Default) under the Credit Agreement, as amended hereby, shall have occurred and be continuing;

                  (b) WARRANTIES AND REPRESENTATIONS. The warranties and representations of the Borrower contained in this Agreement, the Credit Agreement, as amended hereby, and the other Loan Documents, shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except for the revisions to the schedule to the Credit Agreement attached hereto as Exhibits and except those representations which relate only to a specific date, which are confirmed as of such date only;

                  (c) DELIVERY OF WAIVER AND CONSENT. The Borrower, UC Holdings and Willis Stein & Partners, L.P. shall have executed and delivered this Agreement and any Acknowledgments hereto, to Lender;

                  (d) OTHER. Such other documents as the Lender may reasonably require; and

                  (e) PAYMENT OF FEES AND EXPENSES. Payment by the Borrower of fees and expenses of Lender incurred in connection with the negotiation and documentation of this Agreement, including, without limitation, all reasonable attorneys' fees.

          6.      MISCELLANEOUS.

                  (a) CAPTIONS. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  (b) GOVERNING LAW. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principals. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrower (and the Acknowledgments attached hereto shall be binding on each of UC Holdings and Willis Stein & Partners, L.P.) and on their respective successors and assigns, and shall inure to the sole benefit of the Lender and its successors and assigns.

                  (e) REFERENCES. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution

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and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

         (f) CONTINUED EFFECTIVENESS. Borrower acknowledges and agrees that the Credit Agreement and each of the other Loan Documents, each as amended hereby, remains in full force and effect.

                  (h) COSTS, EXPENSES AND TAXES. The Borrower agrees to pay to Lender upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees, all recording fees and charges, or other fees or charges incurred by Lender in connection with the preparation, negotiation and execution of this Agreement and all documents related thereto and any document required to be furnished herewith.

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                           - SIGNATURE PAGE FOLLOWS -

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         This Lender Waiver, Consent and Fourth Amendment is executed and delivered at Chicago, Illinois, as of the day and year first above written.

                              CTN MEDIA GROUP, INC., a Delaware corporation

                              By:    /s/
                                  ----------------------------------------
                              Title:
                                     --------------------------------------

                              LASALLE BANK NATIONAL ASSOCIATION,
                              a national banking association

                              By:    /s/
                                  ----------------------------------------
                              Title:  First Vice President

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         This Lender Waiver, Consent and Fourth Amendment is executed and delivered at Chicago, Illinois, as of the day and year first above written.

                              CTN MEDIA GROUP, INC., a Delaware corporation

                              By:    /s/ NEIL H. DICKSON
                                   ------------------------------------------
                              Title:  Treasurer

                              LASALLE BANK NATIONAL ASSOCIATION,
                              a national banking association

                              By:    /s/
                                  ---------------------------------------------
                              Title:  First Vice President

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                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges and consents to that certain Lender Waiver, Consent and Fourth Amendment dated as of November 3, 2000 between CTN Media Group, Inc. and LaSalle Bank National Association (the "Waiver and Consent'). Defined terms not otherwise defined here to the contrary shall have the respective meanings ascribed to them in the Credit Agreement (as that term is defined in the Waiver and Consent). The undersigned hereby acknowledges receipt of a counterpart of the Waiver and Consent and acknowledges and confirms that its obligations under that certain Negative Pledge Agreement dated as of July 26, 1999 made by the undersigned to LaSalle Bank National Association hereby continue unmodified and in full force and effect, notwithstanding the execution and delivery of the Waiver and Consent.

                             WILLIS STEIN & PARTNERS, L.P., a Delaware limited partnership

                             By: Willis Stein & Partners, L.L.C., Its General Partner

                             By:     /s/
                                 ----------------------------------------------
                             Its:
                                   --------------------------------------------


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                                 ACKNOWLEDGMENT

         The undersigned hereby acknowledges and consents to that certain Lender Waiver, Consent and Fourth Amendment dated as of November 3, 2000 between CTN Media Group, Inc. and LaSalle Bank National Association (the "Waiver and Consent'). Defined terms not otherwise defined here to the contrary shall have the respective meanings ascribed to them in the Credit Agreement as that term is defined in the Waiver and Consent. The undersigned hereby acknowledges receipt of a counterpart of the Waiver and Consent and acknowledges and confirms that its obligations under that certain Negative Pledge Agreement dated as of July 26, 1999 made by the undersigned to LaSalle Bank National Association hereby continue unmodified and in full force and effect, notwithstanding the execution and delivery of the Waiver and Consent.

                                    U-C HOLDINGS, LLC., a Delaware limited
                                    liability company

                                    By:   /s/
                                         --------------------------------------
                                    Its:
                                         --------------------------------------



                                          By:  /s/
                                              ---------------------------------
                                          Its:
                                              ---------------------------------


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